Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-68855) of PMA Capital Corporation of our report dated June 15, 1999, relating to the combined financial statements, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
New York, New York
June 24, 1999






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